STATE FARM VARIABLE PRODUCT TRUST

Supplement to the Prospectus dated May 1, 2011 of State Farm Variable Product Trust.

Effective September 1, 2011, the Prospectus is amended as set forth below:

On page 5 of the Prospectus, which includes information about the annual fund operating expenses of the Trust’s Large Cap Equity Index Fund, the following replaces the information that begins with “Annual Fund Operating Expenses” and ends with “Portfolio Turnover.”

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.24%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.00%
Total Annual Fund Operating Expenses*	0.30%

*Expense information has been restated to reflect current fees.

Expense Example This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

The examples do not reflect additional charges and expenses that are described in the prospectuses for the variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. If those charges and expenses were included, the expenses would be higher.

The fee for the Large Cap Equity Index Fund included in the table on page 34 of the Prospectus under the heading “Compensating SFIM for its Services” is deleted and replaced with the following:

Large Cap Equity Index Fund	0.24% of average daily net assets

Shareholders should retain this Supplement for future reference.

231-3548 A.7